Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Unum Therapeutics Inc. (the “Company”) for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Christiana Stamoulis, President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018	By:	/s/ Christiana Stamoulis
Christiana Stamoulis
President and Chief Financial Officer
(Principal Financial Officer)